Nuveen Preferred Securities Fund

Supplement Dated July 13, 2017

to the Summary Prospectus and

Prospectus Dated January 31, 2017

IMPORTANT NOTICE REGARDING CHANGES IN INVESTMENT POLICY

The Board of Trustees of Nuveen Preferred Securities Fund (the “Fund”) has approved the following changes to the Fund’s name and investment policies, which are expected to go into effect on September 29, 2017:

●	The Fund’s name will be changed from “Nuveen Preferred Securities Fund” to “Nuveen Preferred Securities and Income Fund.”

●	Consistent with its name, Nuveen Preferred Securities Fund currently is required to invest, under normal market conditions, at least 80% of its net assets and the amount of any borrowings for investment purposes in preferred securities. When the Fund’s name changes to Nuveen Preferred Securities and Income Fund, the Fund will be required to invest, under normal circumstances, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities and other income producing securities.

●	The types of securities in which the Fund will invest as a principal investment strategy will not change. However, the Fund will no longer classify contingent capital securities (sometimes referred to as “CoCos”) as a type of preferred security, but will instead include such securities in the category of “other income producing securities.”

When these changes go into effect, shareholders will receive a new summary prospectus containing more complete information.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

AND PROSPECTUS FOR FUTURE REFERENCE

MGN-PREFSP-0717P